Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On July 1, 2016, Newgioco Group, Inc. ("Newgioco Group" or the "Company") completed its acquisition of Ulisse Gmbh ("Ulisse") by purchasing all of the issued and outstanding equity of Odissea for approximately $1,665,600, funded by the issuance of 1,665,600 shares of common stock of Newgioco Group (referred to herein as the "Acquisition"). Ulisse is a gaming operator engaged in the retail distribution of gaming services and products through its contracts with 107 locations in Italy.

The following unaudited pro forma condensed combined financial information and related notes present the historical condensed combined financial information of Newgioco Group and Ulisse, after giving effect to the Acquisition on July 1, 2016. Unless otherwise indicated, information in this report is presented in U.S. dollars ("USD" or "$").

The unaudited pro forma condensed combined statements of earnings for the six months ended June 30, 2016 and the year ended December 31, 2015 have been prepared to reflect the Acquisition as if it occurred on January 1, 2016 and January 1, 2015, respectively. The pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the what the combined Company's financial condition or results of operations would have been had the Acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined corporation. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The assumptions and estimates underlying the unaudited adjustments to the pro forma condensed combined financial information are described in the accompanying notes, which should be read together with the pro forma condensed combined financial statements.

The accompanying unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements of Newgioco Group included in the Company's annual report on Form 10-K for the year ended December 31, 2015 and quarterly report on Form 10-Q for the quarter ended June 30, 2016, filed with the SEC, and the historical combined financial statements of Ulisse, included herein.

                              NEWGIOCO GROUP, INC.
               UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               DECEMBER 31, 2015

                                        Newgioco                      Pro Forma         Pro Forma
                                        Group, Inc.     Ulisse        Adjustments       Balance Sheet

Assets
Current assets
Cash and cash equivalents              $ 157,363        $ 111,326                        $ 268,689
Accounts receivable                            -          153,256                          153,256
Gaming accounts receivable, net          178,151                                           178,151
Prepaid expenses                         315,666                                           315,666
Other current assets                      36,725                                            36,725
                                       -----------------------------------------------------------
Total Current Assets                     687,905          264,582                          952,487

Non-current assets
Restricted cash                          232,013                                           232,013
Property, Plant and Equipment             88,705            2,607                           91,312
Intangible assets                      2,376,540                           900,000       3,276,540
Goodwill                                 260,318                            32,011         292,329
Investment in non-consolidated entities    6,729                                             6,729
                                       -----------------------------------------------------------
Total non-current assets               2,964,305            2,607          932,011       3,898,923
                                       -----------------------------------------------------------
Total Assets                         $ 3,652,210        $ 267,189        $ 932,011     $ 4,851,410
                                       ===========================================================
Liabilities and Stockholders' Equity
Current
Line of credit - bank                  $ 312,483                                         $ 312,483
Accounts payable and accrued liabilities 571,501            9,798                          581,299
Gaming accounts balances                 274,942                                           274,942
Taxes payable                            165,166           53,755                          218,921
Advances from stockholders               191,675                                           191,675
Liability in connection with acquisition 327,536                                           327,536
Debentures, net of discount              112,848                                           112,848
Derivative liability                      28,375                                            28,375
Promissory notes payable - other         294,368                                           294,368
Other current liabilities                  1,450                                             1,450
                                       -----------------------------------------------------------
Total Current Liabilities              2,280,344           63,553                        2,343,897
Long term liabilities                     67,532                                            67,532
                                       -----------------------------------------------------------
Total Liabilities                      2,347,876           63,553                        2,411,429

Stockholders' Equity (Deficiency)
Common stock                               2,413           38,269          (38,102)          2,580
Additional Paid-in Capital            10,472,501                           970,113      11,442,614
Accumulated Other Comprehensive income   124,265           (2,511)                         121,754
Accumulated deficit                   (9,294,845)         167,878                       (9,126,967)
                                       -----------------------------------------------------------
Total Stockholders' Equity             1,304,334          203,636          932,011       2,439,981
                                       -----------------------------------------------------------
Total Liabilities and
 Stockholders' Equity                $ 3,652,210        $ 267,189        $ 932,011     $ 4,851,410
                                       ===========================================================

         See accompanying notes to combined financial statements

                              NEWGIOCO GROUP, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 2015

                                        Newgioco                     Pro Forma         Pro Forma
                                        Group, Inc.     Ulisse       Adjustments       Statement of Operations

Revenue                                 $ 4,872,902     $ 317,016             $ -       $ 5,189,918

Costs and expenses
Selling expenses                          3,663,165                                       3,663,165
General and administrative expenses       2,837,800        93,157                         2,930,957
                                          ---------------------------------------------------------
Total Costs and Expenses                  6,500,965        93,157                         6,594,122
                                          ---------------------------------------------------------
Loss from operations                     (1,628,063)      223,859                        (1,404,204)

Other expenses (Income)
Interest expense, net of interest income    205,355            22                           205,377
Changes in fair value of derivative
 liabilities                                 22,808                                          22,808
Imputed interest on related party advances    5,309                                           5,309
Allowance for deposit on acquisition         94,952                                          94,952
Impairment on investment                     30,185                                          30,185
                                          ---------------------------------------------------------
Total other expenses                        358,609            22                           358,631

Loss before income taxes                 (1,986,672)      223,837                        (1,762,835)
                                          ---------------------------------------------------------
Income taxes                                (35,991)       55,959                            19,968
                                          ---------------------------------------------------------
Net Loss                                 (2,022,663)      167,878                        (1,782,803)

Other Comprehensive Income (loss)
Foreign currency translation adjustment      84,385        (2,511)                           81,874
                                          ---------------------------------------------------------
Total Comprehensive loss for
 the period                             $(1,938,278)    $ 165,367                      $ (1,700,929)
                                          =========================================================
Basic and fully diluted loss
per common share                              (0.08)                                          (0.07)

Weighted average number of shares
outstanding Basic and diluted            23,412,131                                      25,073,167

         See accompanying notes to combined financial statements

                              NEWGIOCO GROUP, INC.
               UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               JUNE 30, 2016

                                        Newgioco                     Pro Forma         Pro Forma
                                        Group, Inc.     Ulisse       Adjustments       Balance Sheet

Assets
Current assets
Cash and cash equivalents               $ 121,130       $ 741,514                       $ 862,644
Accounts recievable                             -         243,133                         243,133
Gaming accounts receivable, net           252,898                                         252,898
Prepaid expenses                          221,683                                         221,683
Other current assets                       30,944                                          30,944
                                          -------------------------------------------------------
Total Current Assets                      626,655         984,647                       1,611,302

Non-current assets
Restricted cash                           263,877                                         263,877
Property, Plant and Equipment              85,710           2,917                          88,627
Intangible assets                       2,139,321                     (b)  900,000      3,039,321
Goodwill                                  260,318                      (b)  32,011        292,329
Investment in non-consolidated entities     6,848                                           6,848
Total non-current assets                2,756,074           2,917          932,011      3,691,002
                                          -------------------------------------------------------
Total Assets                          $ 3,382,729       $ 987,564        $ 932,011    $ 5,302,304
                                          =======================================================
Liabilities and Stockholders' Equity
Current
Line of credit - bank                   $ 289,614                                       $ 289,614
Accounts payable and accrued liabilities  446,731          24,118                         470,849
Gaming accounts balances                  252,174                                         252,174
Taxes payable                             175,441         229,557                         404,998
Advances from stockholders                 92,572                                          92,572
Liability in connection with acquisition  131,931                                         131,931
Debentures, net of discount               240,931                                         240,931
Derivative liability                      269,415                                         269,415
Promissory notes payable - other          115,980                                         115,980
Promissory notes payable - related party  318,078                                         318,078
                                          -------------------------------------------------------
Total Current Liabilities               2,332,867         253,675                       2,586,542
Long term liabilities                      82,478                                          82,478
                                          -------------------------------------------------------
Total Liabilities                       2,415,345         253,675                       2,669,020

Stockholders' Equity (Deficiency)
Common stock                                2,438          38,948      (a) (38,781)         2,605
Additional Paid-in Capital             10,803,077                    (a)(b)970,792     11,773,869
Accumulated Other Comprehensive income    113,988          (1,609)                        112,379
Accumulated deficit                    (9,952,119)        696,550                      (9,255,569)
                                          -------------------------------------------------------
Total Stockholders' Equity                967,384         733,889          932,011      2,633,284
                                          -------------------------------------------------------
Total Liabilities and
 Stockholders' Equity                 $ 3,382,729       $ 987,564        $ 932,011    $ 5,302,304
                                          =======================================================

         See accompanying notes to combined financial statements

                              NEWGIOCO GROUP, INC.
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED JUNE 30, 2016

                                                 Newgioco                    Pro Forma         Pro Forma
                                                 Group, Inc.     Ulisse      Adjustments       Statement of Operations

Revenue                                          $ 3,272,844    $ 796,990            $ -               $ 4,069,834

Costs and expenses
Selling expenses                                   2,314,460                                             2,314,460
General and administrative expenses                1,647,948       92,671                                1,740,619
                                                    --------------------------------------------------------------
Total Costs and Expenses                           3,962,408       92,671                                4,055,079
                                                    --------------------------------------------------------------
Loss from operations                                (689,564)     704,319                                   14,755

Other expenses (Income)
Interest expense, net of interest income             305,495          (14)                                 305,481
Changes in fair value of derivative liabilities     (368,216)                                             (368,216)
Imputed interest on related party advances             2,568                                                 2,568
                                                    --------------------------------------------------------------
Total other expenses                                 (60,153)         (14)                                 (60,167)
                                                    --------------------------------------------------------------
Loss before income taxes                            (629,411)     704,333                                   74,922

Income taxes                                          27,863      176,083                                  203,946
                                                    --------------------------------------------------------------
Net Loss                                            (657,274)     528,250                                 (129,024)

Other Comprehensive Income (loss)
Foreign currency translation adjustment              (10,277)      (1,609)                                 (11,886)
                                                    --------------------------------------------------------------
Total Comprehensive loss for the period           $ (667,551)   $ 526,641                               $ (140,910)
                                                    ==============================================================
Basic and fully diluted loss per common share          (0.03)                                                (0.01)

Weighted average number of shares outstanding
Basic and diluted                                 24,244,264                                            25,909,864

           See accompanying notes to combined financial statements

                              NEWGIOCO GROUP, INC.
    NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.  Description of Acquisition and Basis of Presentation

Description of Acquisition

The unaudited pro forma condensed combined financial statements have been compiled from underlying financial information of Newgioco Group, Inc. and Ulisse and reflect the acquisition on July 1, 2016 of 100% of the outstanding stock of Ulisse in consideration for a total of 1,665,600 restricted shares of the Company's common stock. The Company issued 1,665,600 upon the closing of acquisition.

The business combination was accounted for using the acquisition method of accounting, which requires an acquirer to recognize assets acquired and liabilities assumed at the acquisition date fair value. The estimated fair value of assets acquired and liabilities assumed is preliminary and differences between the preliminary and final estimated fair value could be material.

The unaudited pro forma condensed combined financial statements have been developed from the audited records of Newgioco Group for the year ended December 31, 2015 and the unaudited financial statements for the period ended June 30, 2016, and the audited records of Ulisse for the year ended December 31, 2015 and the unaudited financial records for the period ended June 30, 2016.

The unaudited pro forma condensed combined statement of operations is based upon the historical financial statements of Newgioco Group and Ulisse, after giving effect to the acquisition. The unaudited pro forma condensed combined statement of operations is presented as if the acquisition had occurred at the beginning of the period.

The historical financial information of Ulisse was prepared using accounting principles generally accepted in Austria (Austrian GAAP) and is presented in Euros. Accordingly, Ulisse amounts are translated to U.S. dollars.

2.  Pro Forma Adjustments

The unaudited pro forma condensed combined financial statements for the fiscal year ended December 31, 2015 and six months ended June 30, 2016 are presented as if the acquisition had occurred on January 1, 2015, the first day of that fiscal year. The pro forma adjustments give effect to the events that are directly attributable to the transaction and are expected to have a continuing impact on the financial results of the combined company. The pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable.

The pro forma adjustments included in the unaudited pro forma condensed combined statements of income are as follows:

(a) Issuance of the 1,665,600 shares of Newgioco Group in exchange for 100% of the issued common shares of Ulisse.

(b) Reflects the allocation of the purchase price of U.S. $ 1,665,900 in shares of Newgioco Group common stock to the fair value of the assets acquired. The allocation of the purchase price is preliminary and therefore subject to change. The allocation of the purchase price to the fair value of the assets acquired is as follows:

Total Purchase Price            $  1,665,900
Less: Net assets acquired           (733,889)
Less: Intangible assets             (900,000)
                                  ----------
Goodwill                            $ 32,011